THE MARSICO INVESTMENT FUND

Marsico Focus Fund

Marsico Growth Fund

Supplement dated February 27, 2019

to the Prospectus and Statement of Additional Information (“SAI”)

dated February 1, 2019

The purpose of this supplement is to update the portfolio managers for the Marsico Focus Fund and the Marsico Growth Fund. Effective February 28, 2019, Brandon A. Geisler is a co-manager of the Focus Fund and the Growth Fund with each Fund’s current manager, Thomas F. Marsico.

PROSPECTUS

In the Prospectus “Fund Summaries” section for the Marsico Focus Fund on page 3 under the heading “Management” and sub-heading “Portfolio Manager,” the current disclosure is deleted in its entirety and replaced with the following:

“The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, and Brandon A. Geisler, who has co-managed the Fund since February 2019.”

In the Prospectus “Fund Summaries” section for the Marsico Growth Fund on page 6 under the heading “Management” and sub-heading “Portfolio Manager,” the current disclosure is deleted in its entirety and replaced with the following:

“The Fund is co-managed by a team of managers. The members of the team who are jointly and primarily responsible for day-to-day management of the Fund are Thomas F. Marsico, who has managed the Fund since its inception in December 1997, and Brandon A. Geisler, who has co-managed the Fund since February 2019.”

In the Prospectus “Fund Management” section on pages 25 and 26 under the heading “The Portfolio Managers,” the following changes are made:

•	Under the sub-heading “The Focus Fund and the Growth Fund,” the biographical information is deleted in its entirety and replaced with the following:

“Thomas F. Marsico is the founder, Chief Executive Officer, and Chief Investment Officer of Marsico Capital. Mr. Marsico sets Marsico Capital’s overall research and investment strategy, and co-manages the Focus Fund and the Growth Fund. Mr. Marsico has over 35 years of experience in the investment management field as a securities analyst and a portfolio manager. He is a graduate of the University of Colorado and holds an MBA from the University of Denver.”

“Brandon A. Geisler co-manages the Focus Fund and the Growth Fund. Mr. Geisler joined Marsico Capital in 2006 and has over 15 years of experience in the financial services industry. Mr. Geisler spent four years with Goldman, Sachs & Co., where he was a Vice President in Equity Research covering the restaurant and other consumer-related industry groups. At Marsico Capital, Mr. Geisler has remained actively involved in those areas, while broadening his research responsibilities to include many other industries. Mr. Geisler received his MBA degree and Honours BS degree from McMaster University in Ontario.”

STATEMENT OF ADDITIONAL INFORMATION

In the SAI “Portfolio Managers” section beginning on page 64, the following changes are made:

•	The first sentence in this section on page 64 is deleted in its entirety and replaced with the following:

“Thomas F. Marsico and Brandon A. Geisler are the portfolio managers of the Focus Fund and the Growth Fund.”

•	The table captioned “Dollar Range of Equity Securities Beneficially Owned” on page 67 is amended to reflect that as of February 27, 2019, Mr. Geisler beneficially owned $10,001-$50,000 of the shares of the Focus Fund and $10,001-$50,000 of the shares of the Growth Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT
FOR FUTURE REFERENCE